New World Fund, Inc.
                             333 South Hope Street
                       Los Angeles, California 90071-1406
                              Phone (213) 486 9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $ 42,710
------------------ --------------------------------
------------------ --------------------------------
Class B            $ 1,140
------------------ --------------------------------
------------------ --------------------------------
Class C            $ 1,414
------------------ --------------------------------
------------------ --------------------------------
Class F            $ 3,321
------------------ --------------------------------
------------------ --------------------------------
Total              $ 48,585
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $ 615
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $ 67
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $ 101
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $ 28
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $ 43
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $ 24
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $ 259
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $ 292
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $ 77
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $ 1,958
------------------ --------------------------------
------------------ --------------------------------
Total              $ 3,464
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5460
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.3559
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3796
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.5490
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.5477
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.3369
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.3378
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4650
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.5279
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3923
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.4036
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4789
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.5640
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.6208
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            94,900
------------------ ----------------------------------
------------------ ----------------------------------
Class B            3,902
------------------ ----------------------------------
------------------ ----------------------------------
Class C            5,179
------------------ ----------------------------------
------------------ ----------------------------------
Class F            7,308
------------------ ----------------------------------
------------------ ----------------------------------
Total              111,289
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        1,560
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        251
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        423
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        86
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        96
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          75
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          931
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          925
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          244
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          4,054
------------------ ----------------------------------
------------------ ----------------------------------
Total              8,645
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $32.18
----------------------- -------------------------
----------------------- -------------------------
Class B                 $31.77
----------------------- -------------------------
----------------------- -------------------------
Class C                 $31.52
----------------------- -------------------------
----------------------- -------------------------
Class F                 $32.02
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $32.08
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $31.67
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $31.69
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $31.96
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $32.02
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $31.71
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $31.70
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $32.03
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $32.21
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $32.25
----------------------- -------------------------